Inventories (Notes)	12 Months Ended
Dec. 31, 2013
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2013	2012
Finished goods	$69,450	$74,246
Growing crops	74,985	79,046
Raw materials, supplies and other	66,129	66,749
	$210,564	$220,041

The carrying value of inventories valued by the LIFO method was approximately $105 million and $99 million at December 31, 2013 and 2012, respectively. At current costs, these inventories would have been approximately $43 million and $44 million higher than the LIFO values at December 31, 2013 and 2012, respectively. There were no LIFO liquidations in 2013 and 2012.